                                                                   EXHIBIT 10.55



                                VOTING AGREEMENT


     THIS VOTING AGREEMENT (the "Agreement") is made and entered into this 23rd
                                 ---------
day of July, 1996, by and among Coinmach Laundry Corporation, a Delaware corporation (the "Company"), and the shareholders of the Company whose names are
                  -------
set forth on the signature pages hereto (collectively, the "Stockholders").
                                                            ------------


                                    Recitals
                                    --------

     A. Concurrently with the execution and delivery of this Agreement, the Company is engaging in an underwritten public offering (the "Initial Public
                                                             ---------------
Offering") registered under the Securities Act of 1933, as amended the
- --------                                                           ---
("Securities Act"), of shares of the Company's Class A common stock, par value
- ------------------
$.01 per share (the "Class A Common Stock").
                     --------------------

     B. Pursuant to the terms of the Amended and Restated Stockholders Agreement, dated November 30, 1995, among the Company and each of the signatories thereto (the "Stockholders Agreement"), paragraph 1 of the
                          ----------------------
Stockholders Agreement providing for the appointment of the directors of the Company terminates upon the consummation of the Initial Public Offering.

     C. Following the consummation of the Initial Public Offering, the Stockholders desire to enter into an agreement among themselves as to the designation of the members of the board of directors of the Company (the "Board").
 -----

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


     1.  Shares Subject to Agreement.  Each Stockholder agrees to hold all of
         ---------------------------
its or his respective Voting Shares subject to the provisions of this Agreement. For purposes of this Agreement, "Voting Shares" means shares of (A) Class A Common Stock issued and outstanding on the date hereof, and (B) Class A Common Stock hereafter issued and outstanding, including without limitation, any Class A Common Stock issued upon conversion of the Company's non-voting Class B common stock, par value $.01 per share (the "Non-Voting Common Stock"). As to any
                                      -----------------------
particular shares constituting Voting Shares, such shares shall cease to be Voting Shares under this Agreement when they have been (x) registered and sold under the Securities Act or (y) sold to the public through a broker, dealer or market pursuant to the provisions of Rule 144 or Rule 144A (or any similiar provision therein force) adopted under the Securities Act.

     2.  Holders of Non-Voting Common Stock.  Each holder of Non-Voting Common
         ----------------------------------
Stock agrees that, effective immediately upon conversion of all or any
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Voting Agreement
Page 2


portion of their Non-Voting Common Stock into Class A Common Stock, in accordance with the terms and conditions of the Company's articles of incorporation (as amended from time to time, the "Certificate of Incorporation")
                                                  ----------------------------
each such holder shall automatically become a party to this Agreement, and thereafter each agrees to be bound by all provisions hereof without any further action required to be taken.

     3.  Obligation to Vote Voting Shares for Specific Nominees.  Each
         ------------------------------------------------------
Stockholder agrees it shall vote all Voting Shares held by such Stockholder and shall take all other necessary or desirable action within its control (whether in its capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) so that (a) the Board shall initially consist of five members and, so long as the Board shall consist of at least five members, the individuals designated below are selected as nominees to the Board in accordance with the Certificate of Incorporation and the Bylaws of the Company as amended from time to time, with the effect that, at any given time, the directors of the Company shall be comprised of: (i) two individuals designated by Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR")
                                                                         ----
(collectively, the "GTCR Directors"), (ii) two members of the Company's
                    --------------
management or employees or officers of the Company, in each case, designated by the holders of a majority of the Voting Shares held by the executive officers (the "Executives") of the Company (such Executives as designated in the
      ----------
Company's Board resolutions), which individuals initially shall be Stephen R. Kerrigan (the "Management Director" and Mitchell Blatt ("Blatt" and, together
               -------------------                       -----
with the Management Director, the "Executive Directors") (the designation of the
                                   -------------------
Executive Director that will be the Management Director shall be determined by the holders of a majority of the Voting Shares held by the Executives), and
(iii) an individual designated by GTCR and reasonably acceptable to the Management Director (the "Outside Director"), which individual initially shall
                          ----------------
be James N. Chapman;

     (b) within 90 days after the date of the consummation of the Initial Public Offering and necessary to satisfy the listing requirements of the Nasdaq National Market, or as a majority of the Board may otherwise determine, the Board shall be increased by up to two members who shall not be members of management, employees or officers of the Company (each such member, an "Independent Director"), and so long as the Board shall consist of 6 or 7
 --------------------
members, such sixth and seventh members shall be Independent Directors as described in and shall be designated pursuant to this paragraph (b), and each such Independent Director shall be designated by the mutual agreement of GTCR and the Management Director; provided, however, that (i) if one Independent
                             --------  -------
Director is to be designated and GTCR and the Management Director cannot agree as to the designation of such Independent Director, such Independent Director shall be designated by GTCR and reasonably acceptable to the Management Director, and (ii) if two Independent Directors are to be designated and GTCR and the Management Director cannot agree as to the designation of both such Independent Directors, one such Independent Director shall be designated by GTCR and reasonably acceptable to the Management Director and one such Independent Director shall be designated by the Management Director and reasonably acceptable to GTCR.

     (c) in the event the number of directors constituting the Board is for any reason increased above seven or decreased below five, such additional or remaining directorships shall be apportioned evenly between (i) directors designated by GTCR (which directors shall be GTCR Directors) and (ii) directors designated by the holders of a majority of the Voting Shares held by the Executives (which directors shall be Executive Directors), and in the event that such additional or remaining directorships cannot be evenly apportioned, the remaining directorship shall be designated by GTCR and the Management Director (which director shall be an Outside Director).
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     4.  Removal from Board.  Except as required by applicable law, (i) the
         ------------------
removal from the Board of any GTCR Director or Outside Director shall be only at the request of GTCR; (ii) the removal from the Board of any Independent Director shall be only at the request of GTCR and the Management Director; and (iii) the removal from the Board of any Executive Director shall be only at the request of the holders of a majority of the Voting Shares held by the Executives; provided that, if any Executive Director ceases to be an employee or officer of the Company, he or she shall be removed as a director promptly after his or her employment with the Company ceases. No director may at any time be removed without cause.

     5.  Vacancy on Board.  In the event that any director ceases to serve as a
         ----------------
member of the Board during his or her term of office, the Stockholders shall designate and cause to be nominated the individuals set forth in Section 3 hereof. If any party fails to designate a representative to fill a directorship pursuant to the terms of this Agreement, the election of an individual to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law.

     6.  Termination.  This Agreement shall terminate and be of no further force
         -----------
and effect at such time as GTCR holds in the aggregate less than twenty-percent (20%) of all issued and outstanding Voting Shares.

     7.  Stockholders Agreement.  The Stockholders Agreement shall terminate and
         ----------------------
shall be of no further force and effect upon the consummation of the Initial Public Offering.

     8.  Amendment.  Any term hereof may be amended and the observance of any
         ---------
term or condition hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon the written consent of the Company and each other party hereto. Any amendment or waiver so effective shall be binding upon the Company, all parties hereto, any assignee of any such party, and any other Stockholders of the Company subject to the terms of this Agreement. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     9.  Successors in Interest.
         ----------------------

     (a) The provisions of this Agreement shall be binding upon all successors
in interest to any of the Voting Shares.   Stockholder shall not be permitted to
transfer any of the Voting Shares unless and until the person or entity to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person or
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Voting Agreement
Page 4


entity becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Stockholder.

     (b) Each certificate representing one or more Voting Shares shall be marked by the Company with a legend reading as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT DATED AS OF JULY 23, 1996, AS AMENDED FROM TIME TO TIME, AMONG THE CORPORATION AND CERTAIN OF THE CORPORATION'S STOCKHOLDERS, AND, BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON OR ENTITY WHO ACCEPTS SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT. A COPY OF SUCH VOTING AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

          Upon termination of this Agreement pursuant to Section 6 hereof or when Shares cease to be Voting Shares, the holders of certificates bearing such legend shall be entitled to receive new certificates from the Company at no charge that do not bear such legend.

          10.  Notices.  Any notice required or permitted to be given to a party
               -------
hereto pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, with postage prepaid or with a nationally recognized overnight delivery service and properly addressed to the party to be notified. Mailed notices shall be addressed, and sent to the Company at the principal offices of the Company, and if to the Stockholders, at their respective addresses set forth below their respective signatures below.

          11.  Governing Law.  The corporate law of the State of Delaware shall
               -------------
govern all issues and questions concerning the relative rights of the Company and the Stockholders. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          12.  Waiver of Jury Trial.  THE PARTIES HERETO EACH HEREBY WAIVE TRIAL
               --------------------
BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR
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Voting Agreement
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OTHERWISE) IN ANY WAY ARISING OUT OF, OR RELATED TO, OR CONNECTED WITH, THIS
AGREEMENT.

          13.  Invalidity.  In the event that any one or more of the provisions
               ----------
contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

          14.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          15.  Entire Agreement.  This Agreement constitutes the full and entire
               ----------------
understanding and agreement among the parties hereto regarding the subject matter hereof and supersedes and preempts any prior or contemporaneous negotiations, promises, understandings, agreements, representations or covenants of every nature whatsoever by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          16.  Counterparts.  This Agreement may be signed in one or more
               ------------
counterparts, each of which together shall constitute one and the same instrument.



                            [SIGNATURE PAGES FOLLOW]
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Voting Agreement
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

                              COINMACH LAUNDRY CORPORATION


                              By:   /s/ ROBERT M. DOYLE
                                 __________________________
                                    Name:  Robert M. Doyle
                                    Title: Senior Vice President
                                    Address:  55 Lumber Road
                                              Roslyn, New York 11576


                              GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                              By:   GTCR IV, L.P.
                              Its:  General Partner

                              By:   GOLDER, THOMA, CRESSEY, RAUNER, INC.
                              Its:  General Partner


                              By:   /s/ BRUCE V. RAUNER
                                 __________________________
                                    Name:  Bruce V. Rauner
                                    Title:
                                    Address:  6100 Sears Tower
                                              Chicago, Illinois  60606


                              MCS CAPITAL, INC.


                              By:   /s/ STEPHEN R. KERRIGAN
                                 __________________________
                                    Stephen R. Kerrigan
                                    Title:    President
                                    Address:  55 Lumber Road
                                              Roslyn, New York  11576
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Voting Agreement
Page 7

                              HARVARD MANAGEMENT COMPANY, INC.


                              By: HARVARD MANAGEMENT COMPANY, INC.


                              By:/s/ TIMOTHY S. PETERSON
                                 ---------------------------------
                                    Name: Timothy S. Peterson
                                    Title: Authorized Signatory


                              By: /s/ JACK R. MEYER
                                 ----------------------------------
                                    Name: Jack R. Meyer
                                    Title: Authorized Signatory
                                    Address:  600 Atlantic Avenue
                                              Boston, Massachusetts  02210


                              /s/ MITCHELL BLATT
                              --------------------------------------
                              Mitchell Blatt
                              Address:   55 Lumber Road
                                         Roslyn, New York  11576



                              /s/ ROBERT M. DOYLE
                              --------------------------------------
                              Robert M. Doyle
                              Address:   55 Lumber Road
                                         Roslyn, New York  11576


                              /s/ MICHAEL E. STANKY
                              --------------------------------------
                              Michael E. Stanky
                              Address:   4430 Bronze Way
                                         Dallas, Texas  75236


                              /s/ CHARLES PRATO
                              --------------------------------------
                              Charles Prato
                              Address:   55 Lumber Road
                                         Roslyn, New York  11576



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Voting Agreement
Page 8

                              /s/ JAMES N. CHAPMAN
                              ------------------------------
                              James N. Chapman
                              Address:   14 Alpine Road
                                         Greenwich, Connecticut  06830


                              /s/ MICHAEL E. MARRUS
                              ------------------------------
                              Michael E. Marrus
                              Address:   755 Park Avenue
                                         New York, New York  10021


                              /s/ DAVID TULKOP
                              ------------------------------
                              David Tulkop
                              Address:   55 Lumber Road
                                         Roslyn, New York  11576

                              /s/ RUSSELL HARRISON
                              ------------------------------
                              Russell Harrison
                              Address:   55 Lumber Road
                                         Roslyn, New York  11576



                              /s/ S. A. SPENCER
                              ------------------------------
                              S. A. Spencer
                              Address:   c/o Holding Capital Group, Inc.
                                         685 Fifth Avenue
                                         New York, New York 10022




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THE UNDERSIGNED, NOT IN THEIR CAPACITY AS
PARTIES TO THIS AGREEMENT AND SOLELY
AS HOLDERS OF THE NON-VOTING COMMON STOCK,
HEREBY ACKNOWLEDGE AND AGREE ONLY
WITH RESPECT TO SECTIONS 2 AND 7 HEREOF:


HELLER FINANCIAL, INC.


By:  /s/ ELLEN T. COOK
     __________________________
     Name:  Ellen T. Cook
     Title: Assistant Vice President
     Address:  500 West Monroe Street
               Chicago, Illinois  60661

JACKSON NATIONAL LIFE INSURANCE COMPANY


By:  /s/ WILLIAM T. CONSIDINE
     __________________________
     Name:  William T. Considine
     Title: Vice President
     Address:  c/o PPM America, Inc.
               225 West Wacker Drive
               Chicago, Illinois  60661